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                                                                 EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated May 24, 1995, included in Delphi Information Systems, Inc.'s Form 10-K for the year ended March 31, 1995, and to all references to our firm included in this registration statement.



                                                  /s/Arthur Anderson LLP
                                                  ARTHUR ANDERSEN LLP

Chicago, Illinois,
September 20, 1995